OCTOBER 31, 2016

SUPPLEMENT TO

THE HARTFORD CAPITAL APPRECIATION FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2016

Effective immediately, Frank D. Catrickes, CFA no longer serves as a portfolio manager to The Hartford Capital Appreciation Fund (the “Fund”). Accordingly, all references to Mr. Catrickes in the Summary Prospectus are deleted in their entirety. Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7290	October 2016